UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 5, 2012

SCIO DIAMOND TECHNOLOGY CORPORATION
(Exact Name of Registrant As Specified in Its Charter)

Nevada	000-54529	45-3849662
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

411 University Ridge, Suite D, Greenville, South Carolina 29601
(Address of Principal Executive Offices) (Zip Code)

   (864) 751-4880
(Registrant’s Telephone Number, Including Area Code)

   Not Applicable
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

Item 3.02 Unregistered Sales of Equity Securities.

On June 5, 2012, Scio Diamond Technology Corporation, a Nevada corporation, (the “Company”) entered into an asset purchase agreement (the “Asset Purchase Agreement”) with Apollo Diamond Gemstone Corporation (“ADGC”) for the purchase of substantially all of the assets of ADGC in exchange for $100,000 in cash and the opportunity for certain current and former ADGC stockholders to acquire up to approximately 1 million shares of common stock of the Company for $0.01 per share (the “ADGC Offering”).  The assets purchased by the Company from ADGC consist primarily of cultured diamond gemstone-related know-how, inventory, and various intellectual property.  The Company believes that the acquisition of these assets will facilitate the Company’s ability to comprehensively pursue the diamond gemstone market in a timely manner.  The Asset Purchase Agreement contains customary representations and warranties.

As previously disclosed on May 15, 2012, the Company also acquired certain assets of Apollo Diamond, Inc. (“ADI”), the parent company of ADGC, on August 31, 2011, and in connection with such transaction, the Company will also provide the opportunity for certain current and former ADI stockholders to acquire up to approximately 16 million shares of common stock of the Company for $0.01 per share (the “ADI Offering”).  The ADI Offering will be conducted substantially concurrently with the ADGC Offering.

Certain of the Company’s directors previously served in executive roles with, and are former stockholders of, ADI and ADGC.  Edward S. Adams, the Chairman of the Company’s board of directors, served in various executive capacities with each of ADI and ADGC through early 2011.  Mr. Adams and his spouse owned approximately 2% of the common stock of ADI and 11% of the common stock of ADGC (prior to the stock repurchases by such companies in 2011).  Neither Mr. Adams nor his spouse will participate in the ADI Offering or the ADGC Offering.  Michael R. Monahan, a director of the Company, also served in executive capacities at ADGC and various capacities at ADI through early 2011.  Mr. Monahan held no stock of ADI and approximately 4% of the stock of ADGC (prior to the stock repurchases by ADGC in 2011).  Mr. Monahan will not participate in the ADI Offering or the ADGC Offering.  Mr. Adams and Mr. Monahan and their law firm have provided legal services to each of ADI, ADGC and the Company.  Robert C. Linares, the Chairman of the Board of each of ADI and ADGC, who is also the largest stockholder of each of ADI and ADGC, is the father-in-law of Mr. Adams.  Mr. R. Linares will have the opportunity to acquire 250,000 shares of common stock of the Company pursuant to the ADI Warrant Issuance.  Bryant R. Linares, a former executive officer of both ADI and ADGC, and the second largest shareholder previously of both ADI and ADGC, will have the opportunity to acquire 1,000,000 shares of common stock of the Company pursuant to the ADI Warrant Issuance.  Mr. B. Linares is the brother-in-law of Mr. Adams.

The ADI Offering and the ADGC Offering are intended to comply with an exemption from registration provided for by Rule 506 of Regulation D and Section 4(2) of the Securities Act of 1933 (the “Act”).  The common stock is to be issued only to accredited investors.  The issuance of shares of the Company’s common stock has not been and will not be registered under the Act or applicable state securities laws, and the shares of common stock may not be offered or sold in the United States absent registration or an applicable exemption from registration requirement.  The shares will be restricted securities, and will be appropriately legended as such and will not be permitted to be transferred unless their transfer has been registered, or there is an exemption from registration, under applicable federal and state securities laws.

Cautionary Statement Regarding Forward-Looking Statements

This current report on Form 8-K contains forward-looking statements that reflect the Company’s current views with respect to certain future events. Forward looking statements made by penny stock issuers such as the Company are excluded from the safe harbor in Section 21E of the Securities Exchange Act of 1934.  Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates” and similar expressions or variations of such words are intended to identify forward-looking statements, but are not the exclusive means of identifying forward-looking statements in this report.

Forward-looking statements are subject to certain risks and uncertainties which could cause actual results to differ materially from those anticipated.  Such risk and uncertainties include, without limitation: (1) if the Company is not able to obtain further financing, its business operations may fail, (2) the Company has not generated any meaningful revenues, and as a result, faces a high risk of business failure, (3) the Company’s lack of diversification increases the risks associated with the Company’s business and an investment in the Company, and the Company’s financial condition may deteriorate rapidly if it fails to succeed in developing the Company’s business, (4) the Company may not effectively execute the Company’s business plan or manage the Company’s potential future business development, (5) the Company’s business could be impaired if it fails to comply with applicable regulations, (6) the Company may not be able to attract and maintain key management personnel to manage the Company or laboratory scientists to carry out the Company’s business operations, which could have a material adverse effect on the Company’s business, (7) the Company may expend a substantial amount of time and resources in connection with its review and restatement of its previously filed financial statements and other disclosures and the transactions related thereto, and in connection with responding to potential inquiries or legal actions by the Securities and Exchange Commission or stockholders, which may impair the Company’s ability to raise capital and to operate its business, and (8) the Company is continuing to review its previously filed financial statements and other disclosures, which may result in findings that require additional financial statement adjustments and other disclosure amendments, and despite the Company’s current efforts the Company cannot currently state when it will be able to provide reliable financial statements and other disclosures.

You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to publish revised forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrences of unanticipated events. You are also urged to review and consider carefully the various disclosures made hereafter by the Company from time to time with the Securities and Exchange Commission filings.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCIO DIAMOND TECHNOLOGY CORPORATION

By:           /s/ Charles G. Nichols
Name:           Charles G. Nichols
Title:           Chief Financial Officer

Dated: June 8, 2012

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